State Land Planning Bureau of Shenzben City, Bao-an Branch, Official
                                    Document

                         Shen-Gui-Tu-Bao-Zi [1996]14 Hao

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                         In Response to your application
                    for extending the construction time limit

Shenzhen Jiadianbao Electrical Products Co., Ltd.:

We have received your application letter. After study, we approve to extend the construction time limit on the industrial use land of your company which was specified on Shen-Di-Ho-Zi [l995] 4-029 Hao Assignment Contract. That means you must complete 40% of the construction before April, 1997; and all the construction must be completed in the year 2000.
      End of Response

         /State Land Planning Bureau of Shenzhen City, Bao-an Branch/

                                          January 30, 1996

Key Words: Urban & Rural Construction     Land Approval

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C.C.: Deputy District Manager Ho
C.C.: Land Administration Division, Construction Design Management Division,
      Real Estate Rights Division of Bao-an Branch
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                                                               (Print 12 copies)